UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2014

HOT MAMA’S FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54976	51-0459931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Avocado Street, Springfield, MA 01104

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (413) 737-6572

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HOT MAMA’S FOODS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 1.02 Termination of a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
Signatures

Item 1.02 Termination of a Material Definitive Agreement

Termination of Employment Agreement

The information set forth under Item 5.02 of this Current Report on Form 8-K relating to the mutual release of Mr. Joseph Ward's employment agreement with the Company is hereby incorporated in this Item 1.02 by reference.

Termination of Wheeling Lease and Layoff of Wheeling Staff

On July 11, 2014 the Company’s wholly owned subsidiary Lansal, Inc. terminated its lease with 120 Palatine, LLC and surrendered the property at 120 West Palatine Road, Wheeling, Illinois (the “Wheeling Facility”). Lansal, Inc. and 120 Palatine, LLC had entered into a 15 year lease of approximately 98,183 square feet at a rate of approximately $48,800 per month. The lease was terminated as a result of the recent product recalls and the concurrent drop in revenue resulting from the recalls. The Company also simultaneously laid off all of the remaining staff at the Wheeling Facility. None of the remaining staff at the Wheel Facility had employment agreements with the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 11, 2014, the Company and Mr. Joseph Ward mutually agreed to release the other from any further obligations under Mr. Ward’s employment agreement. Accordingly, Mr. Ward resigned as President and Chief Operating Officer of Hot Mama’s Foods, Inc. Our Chief Executive Officer, Mr. Matthew Morse will be acting as President and Chief Operating Officer, effective immediately. There is no written agreement between the Company and Mr. Morse for his employment as President and Chief Operating Officer, and he will not receive any compensation for his services as President and Chief Operating Officer.

Mr. Matthew Morse, age 55, has served as Chairman of the Board and Chief Executive Officer of the Company since the share exchange with Lansal, Inc. a Massachusetts corporation. He held the same positions with the privately held Lansal, Inc. since December 31, 1999. Prior to the appointment of Joseph D. Ward as President on January 7, 2013, Mr. Morse also served as President and Chief Operating Officer. Mr. Morse received his MBA from the University of Massachusetts in 2003 and his B.S., from the University of Massachusetts in 1985.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 14, 2014	Hot Mama’s Foods, Inc.
/s/ Matthew Morse
Matthew Morse
Chief Executive Officer
(Principal Executive Officer, Principal Accounting Officer)

Exhibit Index

None